Organization and Business Operation	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND BUSINESS OPERATION

NOTE 1 - organization and business operation:

a.	General:

Ability Inc. (the "Company" or "INC") was incorporated under the laws of the Cayman Islands on September 1, 2015, originally as Cambridge Holdco Corp., an exempted company. INC was formed as a wholly-owned subsidiary of Cambridge Capital Acquisition Corporation ("Cambridge"), a special purpose acquisition corporation, incorporated under the laws of Delaware on October 1, 2013. Cambridge closed its initial public offering and a simultaneous private placement on December 23, 2013. On December 23, 2015, upon a merger of Cambridge into INC, with INC surviving the merger and becoming the public entity, INC consummated a business combination whereby it acquired Ability Computer & Software Industries Ltd., an Israeli company ("ACSI"), by way of a share exchange (the "Reverse Merger"), following which ACSI became INC's wholly-owned subsidiary. Upon the closing of the Reverse Merger, INC's ordinary shares and warrants began trading on the Nasdaq Stock Market under the symbols "ABIL" and "ABILW", respectively. INC's warrants were delisted on April 18, 2016 and since such date have been quoted on OTC Pink under the symbol "ABIWF". The Company's ordinary shares were delisted on December 27, 2019, and since then are quoted on the OTC Pink Open Market (the "OTC Pink"), under the symbol "ABILF". see Note 1.e.4. for additional information. On January 12, 2016 INC's ordinary shares were listed for trading on the Tel Aviv Stock Exchange. On January 15, 2019, The Company entered into a Stock Purchase Agreement (the "Telcostar Agreement"), with a third-party seller, pursuant to which we acquired Telcostar Pte. Ltd., a company incorporated in Singapore ("Telcostar"), through the purchase of all of its issued and outstanding shares. Telcostar's principal business is the development and licensing of the Ultimate Interception ("ULIN"). Immediately after the entry into the Telcostar Agreement, we completed the closing of Telcostar Agreement, and as a result, Telcostar became our wholly-owned subsidiary commencing January 15, 2019. The Company, ACSI, Ability Security Systems Ltd. ("ASM") and Telcostar are jointly defined as the "Group".

b.	The Reverse Merger:

1.	ACSI's shareholders prior to the closing of the Reverse Merger, Anatoly Hurgin and Alexander Aurovsky, (the "Significant Shareholders") received in the Reverse Merger: 1,621,327 ordinary shares of INC (reflecting approximately 63% of INC's issued and outstanding ordinary shares immediately following the Reverse Merger); $18.1 million in cash and an additional number of ordinary shares of INC to be issued upon and subject to ACSI achieving certain net income targets following the Reverse Merger, as described below (the "Net Income Shares"), as consideration for their shares of ACSI. Furthermore, of the ordinary shares received, each of the Significant Shareholders have the right, on one occasion during the 60-day period following the third anniversary of the closing of the Reverse Merger, to put to INC all or part of his pro rata portion of 117,327 ordinary shares that he received in the share exchange for an amount in cash equal to (1) (x) the number of shares being put multiplied by (y) $101.0 per share plus (2) his pro rata portion of interest, if any, on $11.9 million deposited into an escrow account by INC to fund the payment of the purchase price for the put option if it is exercised. The put option terms were updated subsequently, see Note 4 for additional information.

2.	Migdal Underwriting and Business Initiatives Ltd. ("Migdal") received in the Reverse Merger: 48,000 ordinary shares of INC; $1.2 million in cash and up to 25,350 Net Income Shares, all in consideration for services provided by them with respect to the Reverse Merger.

3.	INC acquired from the sole shareholder of ASM, Eyal Tzur, (the "ASM Former Shareholder") 16% of the shares of ASM, a variable interest entity with ACSI as its primary beneficiary, for $0.9 million in cash and a put option to sell his remaining holdings to INC in exchange for 48,000 of INC's ordinary shares and up to 25,350 Net Income Shares. The put option was exercised in January 2016.

4.	ACSI's transaction costs with respect to the Reverse Merger were $6.3 million and include Migdal's service fees ($1.2 million in cash and ordinary shares valued at $4.3 million as detailed above) and other consulting expenses (the "Transaction Costs").

5.	The Significant Shareholders, Migdal and ASM Former Shareholder are entitled to receive Net Income Shares based on ACSI's achievement of specified net income targets in the fiscal years 2015 to 2018 as set out below:

		Number of the Company's ordinary shares
Year Ended December 31,	Net Income Target	Significant Shareholders	Migdal	ASM Former Shareholder	Total

2015	$27,000,000	338,400	10,800	10,800	360,000
2016	$40,000,000	173,900	5,550	5,550	185,000
2017	$60,000,000	188, 000	6,000	6,000	200,000
2018	$80,000,000	94,000	3,000	3,000	100,000

In the event that INC fails to satisfy the net income target for any fiscal year but net income for such fiscal year is 90% or more of the net income target for such fiscal year, then INC is required to issue to the Significant Shareholders , Migdal and ASM Former Shareholder, the pro rata portion of Net Income Shares relating to the percentage achieved.

The net income targets for all the years mentioned above was not achieved.

6.	The remaining funds in the restricted trust account of Cambridge amounted to $81.3 million of which: $21.6 million was paid to the holders of 213,676 ordinary shares of Cambridge who elected to convert their shares into cash upon consummation of the Reverse Merger; $18.1 million and $11.9 million were paid to the Significant Shareholders and deposited in an escrow account to secure their put option, respectively; $0.9 million was paid to ASM Former Shareholder; $7.8 million was used to pay outstanding accounts payable and accrued expenses of Cambridge; $2.0 million was used to pay for the Company's Transaction Costs. The balance of $19.0 million was released to ACSI.

c.	Business operations:

The Group provides advanced interception, geolocation, monitoring and cyber intelligence tools to serve the needs and increasing challenges of security and intelligence agencies, military forces, law enforcement and homeland security agencies worldwide.

d.	Regulatory matters:

The Israeli Control Order Regarding the Engagement in Encryption Items, 1998 regulated under the Encryptions Export Control Department in the Israeli Ministry of Defense (the "IMOD") controls development, import, export, and sale of all encrypted items (the "Decryption Regime").

The Israeli Defense Export Control Law, 2007 (the "2007 Law") regulated under DECA (the Defense Export Control Agency in IMOD) regulates the marketing and export of defense equipment, transfer of defense know-how and the provision of defense services, taking into account national security considerations, foreign relations considerations, international obligations and other interests of the State of Israel.

ACSI exports from Israel certain products and components that are not subject to Israeli export control.

ASM, a wholly-owned subsidiary of the Company, is an Israeli company registered with DECA as a certified exporter for the marketing and export of "controlled" products of Israeli origin, or "controlled" products that are exported from Israel.

However, for the most part, ACSI's products are manufactured outside of Israel and therefore are not subject to the general provisions of the 2007 Law. Thus, ACSI strives to ensure that components of ACSI's systems (that otherwise would be subject to DECA control) are sent to the customers directly by the foreign suppliers of such components, which are located outside of Israel, and are installed or integrated there by ACSI or others under its responsibility.

The interception systems that contain decryption capabilities of ACSI and ASM may be subject to the Decryption Regime and therefore have obtained necessary licenses thereunder.

On March 17, 2019, the IMOD informed the Company that it has ordered the suspension of the licenses granted to ASM under the 2007 Law. In addition, on March 20, 2019, the IMOD decided to suspend the licenses which were granted to ASM and ACSI under the Order for the Supervision of Goods and Services (Engagement in Encryption Items), 1974.

On March 26, 2019, the IMOD made public the existence of an investigation regarding regulatory matters. For additional information, see Note 10.a.9.

e.	Material events:

1.

On February 21, 2018, the Significant Shareholders executed an irrevocable undertaking (the "Undertaking") for the benefit of the Group. According to the Undertaking, the Significant Shareholders agreed to make available to ACSI from, March 1, 2018, a $3.0 million line of credit or loan in favor of the Group. The Undertaking provided that the term of the line of credit or loan is to be for a period of no less than six months. The Undertaking further provided that at the end of the term of the line of credit or loan, the Company' Board of Directors (the "Board") will determine whether repayment of the line of credit or the loan will compromise the ability of the Group to meet its obligations during the twelve months following repayment. The Significant Shareholders undertook to renew the line of credit or extend the term of the loan on the same terms for an additional period of no less than six months in accordance with a resolution of the Board with respect to the necessity of the support of the Significant Shareholders. As a result, on April 11, 2018, ACSI obtained a six-month line of credit, secured by the Significant Shareholders, from an Israeli commercial bank in the amount of NIS 11.0 million (approximately $2.9 million based on the exchange rate of $1.00 / NIS 3.748 in effect as of December 31, 2018), of which NIS 5.5 million (approximately $1.5 million based on the exchange rate of $1.00 / NIS 3.748 in effect as of December 31, 2018) was drawn down (the "Outstanding Amount").

On January 10, 2019, the Group completed a conversion agreement (the "Conversion Agreement") with the Significant Shareholders, pursuant to which Messrs. Hurgin and Aurovsky transferred to the Group an amount in cash equal to the Outstanding Amount (the "Founders' Proceeds"), and the Group used the entire Founders' Proceeds in order to repay the amount outstanding under its line of credit in full. In return for the transfer of the Founders' Proceeds to the Group, the Company issued, in a private placement, to each of the Significant Shareholders 226,426 ordinary shares (452,852 ordinary shares in the aggregate) and five-year warrants to purchase 226,426 ordinary shares (452,852 ordinary shares in the aggregate) at an exercise price of $3.25. Simultaneously with the closing of the Conversion Agreement, the Undertaking was automatically terminated. Such conversion transaction was considered final prior to December 31, 2018 as all pending decisions and approvals were already obtained (as well as cash received) and the issuance of the ordinary shares and warrants were the only action that was completed subsequent to December 31, 2018, therefore, the Company recorded the conversion amount as 'Payment on account of shares' within the 2018 Consolidated Statement of Changes in Shareholders' Equity.

2.	On August 16, 2018, the Company issued and sold 728,262 ordinary shares in a registered direct offering at $4.60 per share for aggregate gross proceeds of approximately $3.35 million, or $2.8 million, net of issuance costs. As part of the offering, the Company issued to the placement agent five-year warrants to purchase 54,620 ordinary shares at an exercise price of $5.75 per share.

3.	On November 27, 2018, the Company sold to a single institutional investor 360,000 units, each unit consisting of one ordinary share and one five-year warrant to purchase one ordinary share, at a price of $3.25 per unit, and 2,716,923 pre-funded units, with each pre-funded unit consisting of one pre-funded warrant to purchase one ordinary share and one warrant to purchase one ordinary share, at a price of $3.24 per pre-funded unit, for aggregate gross proceeds of approximately $10.0 million, or approximately $8.8 million, net of issuance costs. As of December 31, 2018, an aggregate of 2,490,000 ordinary shares have been issued upon exercise of pre-funded warrants and an aggregate of 226,923 ordinary shares were issued upon exercise of the remaining pre-funded warrants during January 2019. As part of the offering, the Company issued to the placement agent five-year warrants to purchase 153,846 ordinary shares at an exercise price of $4.06 per share.

4.

On January 12, 2018, the Company received a notification from the Staff of the Nasdaq Capital Market (the "Staff") that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(1) due to our failure to maintain a Minimum Shareholders' Equity Requirement, or any alternatives to such requirement. In order to maintain our listing on the Nasdaq Capital Market, the Company submitted a plan of compliance addressing how the Company intended to regain compliance, which was accepted by the Staff on March 7, 2018. The Company had until July 11, 2018, to evidence compliance with the Minimum Shareholders' Equity Requirement.

On July 12, 2018, the Company received a letter from the Staff indicating that the Company did not meet the Staff's July 11, 2018 deadline to regain compliance with Nasdaq Listing Rule 5550(b)(1) due to our failure to maintain a minimum of $2,500,000 in shareholders' equity or any alternatives to such requirement. As a result, the Company would have been subject to delisting on July 23, 2018 unless the Company requested a hearing before a Nasdaq Listing Qualifications Panel, or the Panel. On July 19, 2018, the Company requested a hearing before the Panel. On August 30, 2018, a hearing was held before the Panel at which the Company presented our plan of compliance and requested a further extension of time until November 30, 2018. On September 17, 2018, the Panel determined to continue the listing of our ordinary shares on Nasdaq subject to us having, on or before November 30, 2018, completed our compliance plan and regained compliance with the Minimum Shareholders' Equity Requirement and demonstrated to the satisfaction of the Panel that the Company can maintain compliance over the coming year.

On November 28, 2018, the Company filed a Report on Form 6-K (the "Report") to announce the closing of a registered offering, pursuant to which the Company raised net proceeds of approximately $8.8 million, after deducting the estimated placement agent's fees and estimated offering expenses payable by the Company, and assuming full exercise of the pre-funded warrants issued in the Offering and excluding any proceeds from the exercise of warrants in the Offering. As a result, the Company believed it satisfied the minimum shareholders' equity requirement for continued listing on The Nasdaq Capital Market as of the date of the Report. Accordingly, the Panel has determined to continue the Company's listing on the Nasdaq, and the previously announced delisting proceedings were closed, and on December 11, 2018, the Company received a letter from Nasdaq notifying it that it regained compliance with the Equity Rule (the "Compliance Letter").

On August 2, 2019, the Company received a letter from the Staff indicating that the Company are not in compliance with the minimum bid price requirement set forth in Nasdaq's Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has an initial grace period of 180 calendar days, or until January 29, 2020 (the "Compliance Period"), to regain compliance with the minimum bid price requirement.

On November 6, 2019, it received a determination letter from the Staff indicating that it did not comply with the Minimum Shareholders' Equity Requirement, or any alternatives to such requirement. The Staff indicated that Listing Rule 5815(d)(4)(B) does not permit an issuer that is deficient in stockholders' equity to present a plan of compliance to the Nasdaq Staff if such issuer has failed to comply with that provision within one year of a Panel determination of compliance.

The Letter stated that since the Company is out of compliance with the Equity Rule within one year of the Compliance Letter, the Staff cannot allow the Company to submit a plan of compliance. As a result, the Company had until November 13, 2019 to request an appeal hearing with the Panel. The Company requested a hearing, which was held on December 12, 2019, at which the Company presented a plan of compliance and requested a further extension of time, but the Panel determined not to accept the Company's request.

On December 23, 2019, the Nasdaq informed the Company that the Panel has determined to delist the Company's ordinary shares from the Nasdaq. As a result, the trading in the Company's shares were suspended at the open of business on December 27, 2019, and since then are quoted on the OTC Pink Open Market, operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities (the "OTC Pink"), under the symbol "ABILF". On January 3, 2020, the Company filed a Report on Form 6-K to announce the change of its reporting format due to the above mentioned.

5.	On January 15, 2019, the Company purchased the shares of Telcostar and entered into a service agreement, see Note 10.c. for additional information.

6.

On March 17, 2019, the IMOD informed the Company that it has ordered the suspension of the licenses granted to ASM under the 2007 Law. In addition, on March 20, 2019, the IMOD decided to suspend the licenses which were granted to ASM and ACSI under the Order for the Supervision of Goods and Services (Engagement in Encryption Items), 1974.

The Company believes based on current information that the Company's expected revenue will not be affected by the IMOD's decision. For additional information, see Note 10.a.9.

f.	going concern

As of December 31, 2019, the Company had an accumulated deficit of $35,898 thousand, cash and cash equivalents of $433 thousand and a net loss of $7,737 thousand for the year ended December 31, 2019.

Due to the continued low revenues and continued significant legal and professional services fees, the Company has an accumulated deficit, suffered recurring losses, working capital deficit and has negative operating cash flow. The Company is under an investigation of the IMOD, which ordered a suspension of certain export licenses. Additionally, severe restrictions imposed by many countries on global travel as a result of the coronavirus disease of 2019 ("COVID-19") outbreak have impeded the Group's ability to complete the phase of the systems acceptances, refer to Note 15.a. for additional information. These matters, along with other reasons, which are described below, raise substantial doubt about the Company's ability to continue as a going concern.

Management is investing significant marketing efforts in order to generate additional revenue and simultaneously is continuing to decrease its expenses, primarily its legal and professional services fees in order to regain profitability. Additionally, the Company plans to raise additional capital through the sale of equity securities or debt and settling certain of the lawsuits that are pending.

There is no assurance however, that the Company will be successful in regaining profitability or obtaining the level of financing needed for its operations. If the Company is unsuccessful in generating additional revenue to support its operations or raising additional capital, it may need to further reduce activities, curtail or cease operations.

The accompanying consolidated financial statements do not include any adjustments that might result relating to the recoverability and classification of the asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these risks and uncertainties.